July 13, 2012 C I O T A S K F O R C E U P D A T E

Task force scope  Management review and assessment of circumstances surrounding CIO losses  Assisted by outside counsel  Comprehensive fact-gathering effort  Conducted numerous interviews with JPMC personnel, including Firm Management, CIO Management, other CIO personnel, Risk and other corporate functions  Reviewed emails and other documentary materials  Analyzed trade history, valuation of portfolio positions and risk measures (e.g., VaR, stress)  Regular progress reviews with Board Review Committee and its advisors in conjunction with their and our ongoing work 1 C I O T A S K F O R C E U P D A T E

Summary observations

1. **CIO judgment, execution and escalation in 1Q12 were poor**
2. **Level of scrutiny did not evolve commensurate with increasing complexity of CIO activities**
3. **CIO Risk Management was ineffective in dealing with Synthetic Credit Portfolio**
4. **Risk limits for CIO were not sufficiently granular**
5. **Approval and implementation of CIO Synthetic Credit VaR model were inadequate**

CIO TASK FORCE UPDATE

2

JPMORGAN CHASE & CO.

 Principal objective of Synthetic Credit Portfolio was to provide benefit in a stressed credit environment  Intended to provide a partial hedge to credit exposures  Included long positions to reduce costs of credit protection  Adjusted over time to reflect changes in macro views  Synthetic Credit Portfolio performed as expected between 2007-2011  Portfolio generated approximately $2B in P&L during 2007-2011  P&L was positive in each year Historical context Facts 3 C I O T A S K F O R C E U P D A T E

Transformation of the portfolio

Facts

- **In late 2011, Firm Management instructed CIO to reduce Risk Weighted Assets (RWA) as part of annual budgeting process**
- **1Q12: CIO intended to reduce short credit position and lower RWA, while maintaining benefit from individual corporate defaults and optimizing P&L**
  - Increased net long position on Investment Grade (IG) indices
  - Increased short positions in some junior tranches for further default protection
  - Continued to increase size in attempt to balance portfolio and deal with market and P&L pressures, including perceived vulnerability to other market participants
- **By end of March, result was dramatically increased size, complexity and exposure to various risks, including:**
  - Exposure to relationship of Investment Grade to High Yield indices
  - Default correlation across capital structure (e.g., Super Senior vs. Mezzanine)
  - Basis between off-the-run indices and on-the-run indices
- **Despite change in size, complexity and risk, insufficient escalation to Firm Management**

CIO TASK FORCE UPDATE

4

JPMORGAN CHASE & CO.

Rapid growth in portfolio size and complexity increased risk Facts Gross long positions Increase in portfolio size (notional) Dec 30 Mar 30 3x Net notionals Gross short positions Size: Complexity: Increase in tranche positions (notional) Increase in off-the-run indices (notional) 2x 3x Net notionals Dec 30 Mar 30 Dec 30 Mar 30 Net notionals 5 C I O T A S K F O R C E U P D A T E

Key events through the build-up of positions

Facts

- **Certain CIO-level risk limits exceeded during 1Q12**
  - Related to credit spread widening
  - Addressed within CIO
- **New Synthetic Credit VaR model approved by independent Model Review Group in late January**
  - In response to VaR limit excessions, Firm Management approved temporary increase of firmwide VaR limit in anticipation of lower VaR from new CIO Synthetic Credit model
- **February CIO Business Review with Firm Management**
  - Limited discussion of Synthetic Credit Portfolio
  - CIO indicated that portfolio was well-positioned and RWA reduction was on track

Vast majority of positions accumulated by March 23

CIO Management directed curtailment of trading on March 23

CIO TASK FORCE UPDATE

6

JPMorgan Chase & Co.

Key events between position build-up and 1Q12 earnings release

Facts

- **Losses increased in late March**
- **Heightened external market visibility of CIO positions including news reports in early April**
- **Firm Management requested review of Synthetic Credit Portfolio**
  - Head of CIO conducted review with regular updates to CFO and CRO
  - CIO estimated 2Q12 probable P&L range of -$250mm to +$350mm (with bias to the positive end) and potential for greater gains or losses in extreme scenarios
  - CIO Management expressed firm belief that market visibility had significantly affected pricing and that P&L would revert
  - CEO and CFO given multiple assurances that position was manageable
- **April 13: Earnings release and Synthetic Credit Portfolio related commentary**

CIO TASK FORCE UPDATE

7

JPMORGAN CHASE & CO.

Key events leading up to new CIO leadership and Management Review

Facts

- **Late April: Increase in losses prompts detailed review by Corporate Risk Management**
  - Senior Corporate Risk Management team began on site, bottom-up engagement on April 27 and provides daily updates to Firm Management
  - Corporate Risk Management assumes control of Synthetic Credit Portfolio on April 30
- **Early May:**
  - VaR model analyzed and implementation errors detected; previous model reinstated
  - 10Q filed on May 10 with disclosure pertaining to CIO trading losses; Synthetic Credit Portfolio update provided on May 10 conference call
  - New CIO leadership appointed and Management Review of CIO launched

CIO TASK FORCE UPDATE

8

JPMORGAN CHASE & CO.

Facts leading to observations

Facts	Observations
CIO intended to reduce short credit position and RWA in 1Q12	1 CIO judgment, execution and escalation in 1Q12 were poor
Executed strategy resulted in increased position size, complexity and risk	2 Level of scrutiny did not evolve commensurate with increasing complexity of CIO activities
CIO-level risk limits exceeded in 1Q12 and trading curtailed in late March	3 CIO Risk Management was ineffective in dealing with Synthetic Credit Portfolio
CIO review in early April resulted in multiple assurances to Firm Management that position was manageable	4 Risk limits for CIO were not sufficiently granular
As losses increased in late April, Corporate Risk Management assumed control	5 Approval and implementation of Synthetic Credit VaR model were inadequate
New CIO leadership appointed and Management Review launched in mid-May	

CIO TASK FORCE UPDATE
9
JPMorgan Chase & Co.

1 CIO judgment, execution and escalation in 1Q12 were poor

Observations

- **Trading approach was poorly designed, vetted and executed**
  - Poor trading judgment in 1Q12
  - CIO Management did not set clear objectives, properly vet the trading strategy or sufficiently examine underlying positions and correlations
- **Traders and managers of Synthetic Credit Portfolio did not adequately highlight issues or seek support from broader CIO or Firm Management**
- **CIO-led review and analysis of Synthetic Credit Portfolio in advance of earnings release was too optimistic in hindsight**
  - Gave assurances that magnitude of potential losses was manageable; and that the portfolio was balanced and would recover

CIO TASK FORCE UPDATE

10

JPMORGAN CHASE & CO.

Level of scrutiny did not evolve commensurate with increasing complexity of CIO activities Observations  CIO’s mandate and historical performance may have contributed to less rigorous scrutiny of CIO  Perception that CIO risks were primarily related to managing Firm’s investment portfolio  Track record of CIO unit  Synthetic Credit Portfolio produced positive results from 2007 to 2011  This resulted in a level of scrutiny inconsistent with that for client- facing businesses 2 11 C I O T A S K F O R C E U P D A T E

CIO Risk Management was ineffective in dealing with Synthetic Credit Portfolio Observations  CIO Risk Management group faced challenges  Transitions in key roles and lack of adequate resources  Lack of robust Risk Committee structure  Nonetheless, CIO Risk Management failed to meet expectations  Inadequacy of risk limits should have been addressed in a timely manner  Insufficient engagement in VaR model implementation  Not forceful in challenging front office  Insufficient escalation to Firm Management 3 12 C I O T A S K F O R C E U P D A T E

Risk limits in CIO were not sufficiently granular Observations  No specific risk limits for Synthetic Credit Portfolio  Portfolio was subsumed within more aggregated CIO limits  No limits by size, asset type or risk factor for Synthetic Credit Portfolio  Credit derivatives desk in IB operated under more granular risk limits 4 13 C I O T A S K F O R C E U P D A T E

5 Approval and implementation of Synthetic Credit VaR model were inadequate

Facts and observations

- **Between August and November 2011, CIO developed a new Synthetic Credit VaR model to prepare for implementation of Basel 2.5**
- **Independent Model Review Group (MRG) review between November 2011 and January 2012 focused primarily on methodology and CIO-submitted test results**
  - Model review policy and process presumed robust operational and risk infrastructure that exists in client-facing businesses
  - Relied on CIO to conduct parallel testing and ensure operational stability
- **CIO Risk Management played passive role in model development, approval, implementation and monitoring**
  - Relied on testing by front office prior to implementation
  - Insufficient challenge of VaR results generated by the front office prior to approval
  - Insufficient ownership, oversight, and post-implementation monitoring of VaR operational environment
- **Implementation of model by CIO front office suffered from operational challenges**
- **Although a correctly implemented model was expected to result in lower VaR, errors in model implementation contributed to a further lowering of VaR**

CIO TASK FORCE UPDATE

14

JPMORGAN CHASE & CO.

Observations leading to remedial actions

Observations		Remedial Actions
1 CIO judgment, execution, and escalation in 1Q12 were poor	→	■ CIO leadership, governance, mandate and processes revamped
2 Level of scrutiny did not evolve commensurate with increasing complexity of CIO activities	→	■ Corporate oversight of CIO enhanced to firmwide levels of oversight
3 CIO Risk Management was ineffective in dealing with Synthetic Credit Portfolio 4 Risk limits for CIO were not sufficiently granular 5 Approval and implementation of Synthetic Credit VaR model were inadequate	→	■ Risk Management findings addressed ■ CIO Risk Management strengthened ■ Risk committees enhanced ■ Ensured granular market risk limits firmwide ■ Model development and governance strengthened

CIO TASK FORCE UPDATE
15
JPMORGAN CHASE & CO.

CIO leadership, governance, mandate and processes revamped

Remediation

Team	■ New CIO management team appointed on May 14, 2012 ■ Established stronger linkages across regional CIOs ■ Enhancing talent and resourcing of key support functions
Governance	■ Instituted robust committees to improve governance and controls (weekly Investment Committee, monthly Business Control Committee, monthly CIO Valuation Governance Forum) ■ Restructured governance to ensure tight linkages between CIO, Corporate Treasury, and other activities in Corporate ■ Corporate Business Reviews to be conducted with same structure and frequency as for client-facing businesses
Mandate	■ Focus on core mandate of managing the Firm's investment portfolio ■ Support other firmwide needs such as hedging currency and capital exposures
Reporting and controls	■ Enhanced key business processes and reporting (e.g., CIO Executive Management Report, Daily Risk Report) ■ Improved controls around valuation and independent price testing

CIO TASK FORCE UPDATE
16
JPMORGAN CHASE & CO.

Risk Management observations addressed

Remediation

CIO Risk Management	■ New Chief Risk Officer for CIO and Corporate Sector ■ Added resources and talent in CIO Risk ■ Modified market risk reporting to best practice levels
Risk governance	■ Launched Joint Treasury-CIO-Corporate Risk Committee ■ Detailed portfolio reviews conducted for sub-portfolios in CIO ■ Enhanced firmwide oversight
Risk limits	■ Introduced granular limits across CIO ■ Reaffirmed market risk limits and thresholds across Firm ■ Strengthened firmwide limit excession policy for more rapid escalations and more thorough periodic reviews

CIO TASK FORCE UPDATE

17

JPMORGAN CHASE & CO.

Enhancements to model approval and monitoring

Remediation

Clarified roles of Model Review Group (MRG), LOB Risk Management and front office in model development, approval, implementation and monitoring

Model Review Group	- MRG to approve models based on an evaluation of:
	  - The integrity of the analytical framework
	  - Independent analysis of results
	  - Soundness of operational environment
	- Enhanced MRG oversight of implemented models
	  - Formed new team to review model usage and environment
	  - MRG to sign-off on LOB actions and monitoring post-implementation

Line of Business	- LOB responsibilities to include:
	  - Conducting independent tests of models
	  - Ensuring robust operational environment
	  - Regular post-implementation monitoring
	  - Remediation of action plans proposed by MRG
	- Risk-based model approval hierarchy including escalation to LOB Risk Committees

CIO TASK FORCE UPDATE

18

JPMORGAN CHASE & CO.

We believe the losses in CIO are an isolated failure Circumstances in CIO were unique  CIO’s mandate is to offset firmwide balance sheet risk  Preponderance of activity was managing the Firm’s investment portfolio Management focus on risks taken in client-facing business has been, and continues to be, rigorous We have done a thorough review  CIO activities inspected  Mandates reconfirmed  Appropriate risk parameters in place  Affirmed appropriateness of risk limits in all trading areas  Conducted risk assessment across all LOBs 19 C I O T A S K F O R C E U P D A T E

Q & A  CIO valuation matters  Compensation 20 C I O T A S K F O R C E U P D A T E

CIO valuation matters

Q1 2012 Earnings restatement[1]

- **CIO valuation processes related to quarter-end**
  - CIO traders marked their positions at end of Q1
  - CIO's Valuation Control Group (VCG), which is part of Finance, verified that trader marks were within pre-established thresholds that considered market bid/offer spreads; marks outside those thresholds were adjusted
- **Management review has recently identified concerns around the integrity of traders' marks**
  - Emails, voice tapes and other documents, supplemented by interviews, suggestive of trader intent not to mark positions where they believed they could execute
  - Traders may have been seeking to avoid showing full amount of losses
  - As a result, the Firm decided to utilize external mid-market benchmarks, adjusted for liquidity considerations

Q1 2012 Material weakness[1]

- Management has concluded that a material weakness in the CIO valuation controls over the Synthetic Credit Portfolio existed in Q1 2012
- We believe the material weakness has been substantially remediated in Q2 2012 and does not exist elsewhere in the Firm

[1] For further detail, please refer to the Form 8-K

CIO TASK FORCE UPDATE

21

JPMORGAN CHASE & CO.

 To date, all CIO managers based in London with responsibility for Synthetic Credit Portfolio have been separated from the Firm  No severance  No 2012 incentive compensation  Decision to claw back compensation from each individual  Maximum permitted clawbacks invoked  Represents approximately 2 years of total annual compensation for each individual  Includes restricted stock clawbacks and cancelled stock option grant values  Broad set of factors considered in clawback decisions  Balance of factors different in each case  The Board has reviewed these decisions Employment-related actions for responsible CIO managers 22 C I O T A S K F O R C E U P D A T E

 For all other individuals, 2012 performance-year compensation and clawbacks, if appropriate, will be determined in the ordinary course considering, among other things, the following factors:  Company, unit and individual performance both on absolute and relative basis  Achievement of non-financial objectives  Involvement in and responsibility for CIO matter  Made public as required Board statement on other compensation determinations 23 C I O T A S K F O R C E U P D A T E